                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 10, 2004



                              HALSEY DRUG CO., INC.



               695 North Perryville Road, Rockford, Illinois 61107


                                 (815-399-2060)




Incorporated under the laws of              Commission File Number              I.R.S. Employer Identification Number
       State of New York                            1-10113                                 11-0853640

Item 5. Other Events

Debenture Offering

      In General

      On February 6, 2004, Halsey Drug Co., Inc. (the "Company") consummated a private offering of securities for an aggregate purchase price of approximately $12.3 million (the "Offering"). The securities issued in the Offering consisted of convertible senior secured debentures (the "Debentures"). The Debentures were issued by the Company pursuant to a certain Debenture Purchase Agreement dated February 6, 2004 (the "Purchase Agreement") by and among the Company, Care Capital Investments II, LP ("Care Capital"), Essex Woodlands Health Ventures V, L.P. ("Essex"), Galen Partners III, L.P. and each of the Purchasers listed on the signature page thereto (collectively, the "2004 Debenture Investor Group").

      Of the approximate $12.3 million in Debentures issued in the Offering, approximately $2 million of Debentures were issued in exchange for the surrender of like amount of principal plus accrued interest outstanding under Company's 5% convertible senior secured debentures issued pursuant to working capital bridge loan transactions with Care Capital, Essex Woodlands and Galen Partners III, L.P., Galen International III, L.P., and Galen Employee Fund III, L.P. (collectively, "Galen") during November and December, 2003.

      The Debentures, issued at par, bear interest at the rate of 1.62% per annum, the short-term Applicable Federal Rate on the date of issuance.

      The Debentures (including the principal amount plus interest accrued at the date of conversion) will convert automatically into the Company's Series A convertible preferred stock (the "Series A Shares") immediately following the Company's receipt of shareholder approval at its next shareholder's meeting to restate the Company's Certificate of Incorporation (the "Charter Amendment") to authorize the Series A Shares and the Junior Preferred Shares (as described below) and the filing of the Charter Amendment with the Office of the New York Department of State (the date of such filing, the "Charter Amendment Filing Date"), as provided in the Purchase Agreement. The Debentures will convert into Series A Shares at a price per share (the "Conversion Price") of $0.6425, representing the average of the closing bid and asked prices of the Company's Common Stock for the twenty (20) trading days ending two days immediately prior to the date of the Purchase Agreement, as reported by the Over-the-Counter ("OTC") Bulletin Board. The Conversion Price is subject to adjustment, from time to time, to equal the consideration per share received by the Company for its Common Stock, or the conversion/exercise price per share of the Company's Common Stock issuable under rights or options for the purchase of, or stock or other securities convertible into, Common Stock ("Convertible Securities"), if lower than the then applicable Conversion Price.

      Based on the $0.6425 Conversion Price of the Series A Shares and estimating the interest accrual under the Debentures prior to the Charter Amendment Filing Date, the Debentures with an aggregate principal amount of $14 million would be convertible into an aggregate of approximately 22 million Series A Shares.

      The Purchase Agreement provides that the holders of the Series A Shares shall have the right to vote as part of a single class with all holders of the Company's voting securities on all matters to be voted on by such security holders. Each holder of Series A Shares shall have such number of votes as shall equal the number of votes he would have had if such holder converted all Series A Shares held by such holder into shares of Common Stock immediately prior to the record date relating to such vote as further described under the caption "General Description of Series A Shares" below. The Purchase Agreement also provided for the execution of an Investor Rights Agreement providing the holders of the Series A Shares with veto rights relating to certain material Company transactions as further described under the caption "Investor Rights Agreement" below.

      The Purchase Agreement provides that each of Care Capital, Essex and Galen (collectively, the "Lead Investors") has the right to designate for nomination a member of the Company's Board of Directors, and that the Lead Investors collectively may designate one additional member of the Board (collectively, the Designees"). The Purchase Agreement further provides that the Designees shall be, if so requested by such Designee in his sole discretion, appointed to the Company's Executive Committee, Compensation Committee and any other Committee of the Board of Directors. The Designees of Care Capital, Essex and Galen are Messrs. Karabelas, Thangjaraj and Wesson, respectively, each of whom are current Board members. Effective as of the closing of the Purchase Agreement, the Lead Investors may collectively nominate one additional Designee to the Board. The Company has agreed to nominate and appoint to the Board of Directors, subject to shareholder approval, one designee of each of Care Capital, Essex and Galen, and one collective designee of the Lead Investors, for so long as each holds a minimum of 50% of the Series A Shares initially issued to such party (or at least 50% of the shares of Common Stock issuable upon conversion of the Series A Shares). See "General Description of Series A Shares" and "Voting Agreement" below.

      The Purchase Agreement further provides that the Company may issue additional Debentures in the principal amount of up to approximately $1.23 million within 120 days of the date of the Purchase Agreement, provided that the aggregate principal amount of Debentures issued pursuant to the Purchase Agreement shall not exceed $14 million without the consent of the holders of 60% of the principal amount of the Debentures then held by Care Capital, Essex and Galen.

      Simultaneous with the execution of the Purchase Agreement, and as a condition to the initial closing of the Purchase Agreement, the Company, the 2004 Debenture Investor Group and each of the holders of the Company's outstanding 5% convertible senior secured debentures maturing March 31, 2006 (collectively, the "Outstanding Debentures") executed a certain Debenture Conversion Agreement, dated February 6, 2004 (the "Conversion Agreement"). In accordance with the terms of the Conversion Agreement, each holder of the Outstanding Debentures agreed to convert the Outstanding Debentures held by such holder into the Company's Series B convertible preferred stock (the "Series B Shares") and/or Series C-1, C-2 and/or C-3 convertible preferred stock (collectively, the "Series C Shares"). The Series C Shares together with the Series B Shares are herein referred to as, the "Junior Preferred Shares", and the Junior Preferred Shares together with the Series A Shares, are collectively, the "Preferred Shares". The Conversion Agreement provides, among other things, for the automatic conversion of the Outstanding Debentures into the appropriate class of Junior Preferred Shares immediately following the Company's receipt of shareholder approval to the Charter Amendment authorizing the creation of the Series B Shares and Series C Shares and the filing of the Charter Amendment with the Office of the New

York Department of State. See "Junior Preferred Shares Offering" below for a description of the Conversion Agreement and the Junior Preferred Shares.

      The Company was a party to a certain Loan Agreement with Watson Pharmaceuticals, Inc. ("Watson") pursuant to which Watson has made term loans to the Company (the "Watson Loan Agreement") in the aggregate principal amount of approximately $21.4 million as evidence by two (2) promissory notes (the "Watson Notes"). It was a condition to the completion of the Debenture Offering that simultaneous with closing of the Purchase Agreement, the Company shall have paid to Watson the sum of approximately $4.3 million (which amount was funded by the Company from the proceeds of the Debenture Offering) and conveyed to Watson certain Company assets in consideration for Watson's forgiveness of approximately $16.4 million of indebtedness under the Watson Notes. In addition, the Watson Notes were amended to, among other things, extend the maturity date of the Watson Notes from March 31, 2006 to June 30, 2007 and to provide for the satisfaction of interest under the Watson Notes in the form of the Company's Common Stock. Following such amendments, the Watson Notes were purchased from Watson by Care Capital, Essex, Galen and certain other investors in consideration for a $1 million payment to Watson. See "Watson Loan Agreement Restructuring" for a description of the restructuring of the Watson term loans.

Additional Terms of the Purchase Agreement, Debentures and Series A Shares

      General Description of Series A Shares

      The Series A Shares have a liquidation preference equal to five times the initial $0.6425 Conversion Price of the Series A Shares (the "Liquidation Preference"). In addition, the Series A Shares are convertible into the Company's Common Stock, with each Series A Share convertible into the number of shares of common stock obtained by dividing (i) the Liquidation Preference, by
(ii) the $0.6425 Series A Share Conversion Price, as such Conversion Price may be adjusted, from time to time, pursuant to the dilution protections described below. Without limiting the Liquidation Preference, the holders of the Series A Shares have the right to participate with the holders of the Company's Common Stock upon the occurrence of a liquidation event, including the Company's merger, sale of all or substantially all of its assets or a change of control transaction, on an as converted basis (but for these purposes only, assuming the Series A Shares to be convertible into only 30% of the shares of Common Stock into which they are otherwise then convertible).

      The Conversion Price of the Series A Shares is subject to adjustment, from time to time, to equal the consideration per share received by the Company for the Company's Common Stock, or the conversion or the exercise price per share of the Company's Common Stock issuable under Convertible Securities, if lower than the then applicable Conversion Price. The anti-dilution provisions applicable to the Series A Shares do not apply to customarily excluded issuances of the Company's Common Stock or Convertible Securities, including (i) to officers, directors, employees and consultants of the Company pursuant to stock option or purchase plans approved by the Board of Directors, or (ii) upon conversion or exercise of existing Convertible Securities or other rights to purchase Common Stock.

      The Series A Shares are subject to mandatory conversion into the Company's Common Stock provided (i) the average of the closing bid and asked prices per share of the Company's Common Stock as reported by the OTC Bulletin Board (or such other over-the-counter market or exchange on which the Company's Common Stock may then be traded or admitted for traded) during thirty (30) consecutive trading days exceeds $2.80 (as adjusted for stock splits and similar recapitalizations), and during such thirty (30) consecutive trading days the average daily trading volume is at least $1.75 million (based on the number of shares traded, multiplied by the average of the closing bid and asked prices for each such trading day), or (ii) the Company has obtained the written consent of the holders of at least 75% of the then outstanding Series A Shares held by each of Care Capital, Essex and Galen to convert the Series A Shares into Common Stock.

      The Series A Shares also have certain pre-emptive rights to participate in the purchase of future sales of the Company's Common Stock or Convertible Securities. See "Pre-emptive Right" below for description of such pre-emptive rights.

      Investor Rights Agreement

      As part of the closing of the Purchase Agreement, the Company, the 2004 Debenture Investor Group and the holders of the Outstanding Debentures executed a certain Investor Rights Agreement providing, among other things, that the approval of the holders of at least sixty percent (60%) of the Series A Shares is required to authorize certain material Company transactions, including, without limitation (a) any amendment to the Company's Certificate of Incorporation or by-laws, (b) any alteration of the preferences, voting power, rights or privileges of the Series A Shares, (c) any action to create or issue any securities having any preference or priority as to dividends or assets, whether in liquidation or otherwise, superior to or pari passu with the Series A Shares, (d) any reclassification of any outstanding shares of any class of stock of the Company into shares having any preference or priority as to dividends or assets, whether in liquidation or otherwise, superior to or pari passu with the Series A Shares, (e) payment of any dividends or distributions on any securities of the Company ranking junior in priority into the Series A Shares, other than dividends or distributions payable solely in Common Stock, (f) any redemption or acquisition of Company securities, (g) any merger, reorganization, consolidation or other business combination involving the Company, or sale, transfer, lease, license or other disposition of all or substantially all of the assets of the Company, (h) any liquidation, dissolution, commencement of any bankruptcy or similar proceeding, recapitalization or reorganization of the Company, (i) the consummation of any strategic alliance, licensing arrangement or other corporate partnering involving the issuance by the Company of in excess of $10,000,000 in equity securities of the Company, (j) entering into any transaction, contract or commitment or the taking of any action other than at arm's length, (k) entering into or engaging in any business other than the business currently conducted or proposed to be conducted by the Company, (l) the creation of any mortgage, pledge, lien or security interest on the assets or properties of the Company (subject to certain customary exceptions), and (m) the incurrence of any indebtedness (subject to certain customary exceptions). In addition, the review and approval of an Independent Committee of the Board of Directors shall be required as a condition to the completion of (i) any transaction between or among the Company and any holders of Series A Shares and (ii) any liquidation event, including any merger, consolidation or sale of all or substantially all of the Company's assets.

      The Investor Rights Agreement also contains certain restrictions on the transfer of Series A Shares by the 2004 Debenture Investor Group as well as any shares of capital stock (together with the Series A

Shares, the "Restricted Shares") held by each of Care Capital, Essex, Galen and Oracle Strategic Partners, L.P. ("Oracle")(collectively, the "Restricted Investors"). In the event of any proposed transfer by a Restricted Investor of any Restricted Shares held by such Restricted Investor (collectively, the "Offered Shares"), such Restricted Investor must first offer the Offered Shares to the Company on the terms of the proposed sale or conveyance of such Offered Shares to a third party. In the event the Company does not exercise its right to purchase the Offered Shares on such terms, the other Restricted Investors may purchase their pro rata share of the Offered Shares on the terms proposed for transfer to such third party. Additionally, upon the sale of Offered Shares by a Restricted Investor to a third party, the remaining Restricted Investors have the right to participate in such sale on a pro rata basis. Finally, in the event the holders of at least 66 2/3% of all Restricted Shares then held by all Restricted Investors (collectively, the "Controlling Stockholders") wish to sell to any third party all Restricted Shares held by the Controlling Stockholders, then each other Restricted Investor must agree to sell all Restricted Shares held by such Restricted Investors to such third party for the same price and on the same terms as the sale by the Controlling Stockholders.

      Voting Agreement

      The Company is obligated under the Purchase Agreement to solicit shareholder approval to the Charter Amendment to (i) authorize the creation of the classes of Preferred Shares having the rights and preferences provided in the Purchase Agreement and the Conversion Agreement; and (ii) increase its authorized shares of capital stock from 80,000,000 to 940,000,000 shares, consisting of 650,000,000 shares of common stock, par value $.01 per share, and 290,000,000 shares of preferred stock, par value $.01 per share, of which 45,000,000 shares shall be designated Series A Shares, 25,000,000 shares will be designated Series B Shares, 70,000,000 will be designated Series C-1 Shares, 50,000,000 shares will be designated Series C-2 Shares and 100,000,000 shares will be designated Series C-3 Shares. The Company anticipates soliciting shareholder approval for the Charter Amendment at its upcoming 2004 Annual Meeting of Shareholders. In this regard, as part of the closing of the Purchase Agreement, the Company, each of the purchasers of the Debentures and the holders of the Outstanding Debentures (collectively, the "Voting Agreement Parties") executed a Voting Agreement dated February 6, 2004 pursuant to which each agreed to vote all of their respective voting securities of the Company in favor of the Charter Amendment. The Voting Agreement also provides that each of the Voting Agreement Parties will vote all of their voting securities of the Company in favor of the Designees to the Board of Directors of each of Care Capital, Essex and Galen, as well as one collective designee to the Board of the Lead Investors. The aggregate voting securities held by the Voting Agreement Parties represents approximately 75% of the voting rights under the Company's outstanding voting securities.

      Pre-emptive Rights

      The Investors Rights Agreement provides the holders of the Preferred Shares with a right of first refusal relating to any subsequent issuance, sale or exchange of any shares of the Company's Common Stock or Convertible Securities, exclusive of certain excluded securities.

      Debenture Maturity

      The Debentures will convert automatically into Series A Shares on the Charter Amendment Filing Date. Notwithstanding the foregoing, if the Charter Amendment Filing Date shall not have occurred on or prior to the Maturity Date (as defined below), the Debentures shall bear interest at the rate of 15% per annum.

      The Purchase Agreement provides that the Maturity Date of the Debentures is July 31, 2004, provided, that (i) the Company may extend the Maturity Date for up to 90 days, to the extent the filing of the Charter Amendment has been delayed due to review by the Securities and Exchange Commission of the Company's Proxy Statement soliciting shareholder approval of the Charter Amendment, and
(ii) the holders of at least 60% of the principal amount of the Debentures may extend the Maturity Date from time to time in their sole discretion.

      Secured Debt

      The Debentures are secured by a lien on all assets of the Company, tangible and intangible. In addition, each of Houba, Inc. and Axiom Pharmaceutical Corporation, each a wholly-owned subsidiary of the Company, has executed in favor of the 2004 Debenture Investor Group an Unconditional Agreement of Guaranty of the Company's obligations under the Purchase Agreement. Each Guaranty is secured by all assets of such subsidiary. In addition, the Company has pledged the stock of each such subsidiary to the 2004 Debenture Investor Group to further secure its obligations under the Purchase Agreement.

      In accordance with the terms of an Amended and Restated Subordination Agreement dated February 6, 2004 between the Company, the holders of the Debentures and the holders of the Outstanding Debentures, the liens on the Company's and its Subsidiaries' assets as well as the payment priority of the Debentures are (i) subordinate to the Company's lien and payment obligations in favor of Watson under the Watson Loan Agreement, and (ii) senior to the Company's lien and payment obligations in favor of the holders of the Outstanding Debentures in the aggregate principal amount of approximately 87.7 million.

      Registration Rights

      At part of the closing of Purchase Agreement, the Company executed in favor of the holders of the Debentures, the holders of the Outstanding Debentures, Galen, as the holder of certain warrants issued pursuant to bridge loan transactions during the period 1998 through and including 2002 (the "Galen Warrants"), the holders of shares received pursuant to a certain Warrant Recapitalization Agreement dated December 20, 2002 between the Company and the holders of common stock purchase warrants issued pursuant to the offerings of the Outstanding Debentures completed in 1998 and 1999, and Watson, an Amended and Restated Registration Rights Agreement providing for (i) the termination of the registration rights granted to such holders pursuant to a certain Registration Rights Agreement dated December 20, 2002, and (ii) the grant of registration rights to Watson, the holders of the Debentures, the holders of the Outstanding Debentures, the holders of shares of common stock received pursuant to the Warrant Recapitalization Agreement (the "Warrant Recap Shares") and Galen as the holder of the Galen

Warrants, to register under the Securities Act of 1933, as amended, the Warrant Recap Shares, the shares of Common Stock issuable upon exercise of the Watson Warrant, the shares of Common Stock issuable upon exercise of the Galen Warrants, and the shares of Common Stock issuable upon conversion of the Series A Shares, the Series B Shares and the Series C Shares (collectively, the "Registrable Securities"). The Registration Rights Agreement provides (i) Watson with one (1) demand registration on Form S-1 (or any successor form), and (ii) the holders of at least 25% of the Registrable Securities with three (3) demand registrations on Form S-1 (or any successor form). The Registration Rights Agreement also provides such parties with unlimited piggyback registration rights.

      Other Terms

      The Purchase Agreement and the Investor Rights Agreement contains other customary terms and provisions, including, without limitation, customary representations and warranties, affirmative covenants, negative covenants and requirements for the provision of certain financial information during the term that the Debentures and Series A Shares remain outstanding, all of which are customary for the type of securities issued in the Offering.

      Reference is made to the Company's Press Release dated February 6, 2004 which describes, among other things, the completion of the Offering. The Press Release is hereby incorporated by this reference and is included as Exhibit 99.1 hereto.

      Authorized Shares and Convertible Securities

      The Company's Certificate of Incorporation, as amended to date, provides that the Company is authorized to issue 80,000,000 shares of Common Stock, $.01 par value per share. No classes of preferred stock are currently authorized for issuance under the Company's Certificate of Incorporation.

      As of February 1, 2004, the Company had 21,601,704 shares of Common Stock issued and outstanding. In addition to its issued and outstanding shares of Common Stock, immediately prior to the initial closing of the Purchase Agreement, the Company had issued Convertible Securities providing for the issuance of up to an aggregate of approximately 233,445,000 shares of the Company's Common Stock. Of such amount, approximately 190,100,000 shares of Common Stock were issuable upon conversion of the Company's Outstanding Debentures, approximately 34,320,000 shares of Common Stock were issuable upon the exercise of outstanding common stock purchase warrants and approximately 9,025,000 shares of Common Stock were issuable upon the exercise of outstanding common stock purchase options. As a consequence, after giving effect to the number of shares of Common Stock issuable by the Company under outstanding options and convertible securities, the Company has committed to issue approximately 175,047,000 shares of Common Stock in excess of its currently authorized shares.

      After giving effect to the Debenture Offering and assuming the filing of the Charter Amendment, the conversion of the Debentures into a Series A Shares and the conversion of the Outstanding Debentures into Junior Preferred Shares (as described below under the caption "Junior Preferred Shares Offering",) the Series A Shares will be convertible into an aggregate of approximately 110 million shares of the Company's Common Stock (representing approximately 29.6% of the Company's Common Stock on a fully-diluted basis) and the Junior Preferred Shares will be convertible into an aggregate of approximately 195.6 million shares of the Company's Common Stock (representing approximately 52.7% of the Company's Common Stock on a fully-diluted basis). After giving effect to the issuance of the Series A Preferred Shares and the Junior Preferred Shares, as well as the Company's outstanding common stock purchase options and warrants, the Company will have issued and outstanding securities convertible into an aggregate of approximately 349 million shares of Common Stock.

Junior Preferred Shares Offering

      As of February 1, 2004, the Company had issued an aggregate of approximately $87.7 million in principal amount of 5% convertible senior secured debentures maturing March 31, 2006 (collectively, the "Outstanding Debentures"). The Outstanding Debentures were issued by the Company pursuant to three (3) separate Debenture Purchase Agreements, dated March 10, 1998, as amended (the "1998 Debentures"), March 26, 1999, as amended (the "1999 Debentures") and December 20, 2002 (the "2002 Debentures"), respectively. After giving effect to the Company's issuance of additional 5% convertible senior secured debentures in satisfaction of interest payments on the Outstanding Debentures, as of February 1, 2004, the Outstanding Debentures were convertible into an aggregate of approximately 190,100,000 shares of the Company's Common Stock.

      Conversion of Outstanding Debentures into Junior Preferred Shares

      In accordance with the terms of the Debenture Conversion Agreement dated February 6, 2004 between the Company, the 2004 Debentures Investor Group and each of the holders of the Outstanding Debentures (the "Conversion Agreement"), all Outstanding Debentures will be converted automatically (and without further action of the debentureholders required) into Junior Preferred Shares immediately upon the conversion of the Debentures into Series A Shares as further described below.

      The holders of approximately $6.7 million in principal amount of the Outstanding Debentures agreed to convert such debentures (plus accrued and unpaid interest) into Series B Shares, and the holders of the remaining Outstanding Debentures in the principal amount of approximately $81 million agreed to convert such debentures (plus accrued and unpaid interest) into Series C Shares. The number of Junior Preferred Shares to be received by each holder of Outstanding Debentures will be based on the respective prices at which the Outstanding Debentures are convertible into Common Stock. The Series B Shares conversion price is $.3420 per share. The Series C-1, C-2 and C-3 Shares conversion prices are $.5776, $.5993 and $.3481 per share, respectively.

      Based on the respective conversion prices of the Outstanding Debentures, and estimating the interest accrued under the Outstanding Debentures prior to the Charter Amendment Filing Date, the Outstanding Debentures are convertible into an aggregate of approximately 20.2 million Series B Shares, 56.3 million Series C-1 Shares, 37.4 million Series C-2 Shares and 81.7 million Series C-3 Shares.

      General Description of Junior Preferred Shares

      The Junior Preferred Shares have a liquidation preference equal to the principal amount and the accrued and unpaid interest under the Outstanding Debentures converted into the Junior Preferred Shares. The liquidation preference of the Series B Shares has priority over, and will be satisfied prior to the liquidation preference of the Series C Shares. The liquidation preference for each class of Junior Preferred Shares is equal to the conversion prices of such shares. The Junior Preferred Shares are convertible into the Company's Common Stock, with each Junior Preferred Share convertible into one share of Common Stock. The holder of the Junior Preferred Shares have the right to vote as part of the single class with all holders of the Company's Common Stock and the holders of the Series A Shares on all matters to be voted on by such stockholders, with each holder of Junior Preferred Shares having such number of votes as shall equal the number of votes he would have had if such holder had converted all Junior Preferred Shares held by such holder into shares of Common Stock immediately prior to the record date relating to such vote.

      The Junior Preferred Shares will automatically convert into the Company's Common Stock upon the conversion of the Series A Shares into Common Stock.

      Registrations Rights

      The Company's Common Stock issuable upon conversion of the Junior Preferred Shares have the rights for registration under the Securities Act of 1933, as amended, as described above under the caption "Debenture Offering", " Registration Rights".

Watson Loan Agreement Restructuring

      The Company was a party to a certain Loan Agreement with Watson dated March 29, 2000, as amended (the "Watson Loan Agreement") pursuant to which Watson made term loans to the Company in the aggregate principal amount of $21,401,301 as evidenced by two (2) promissory notes (the "Watson Notes"). It was a condition to the completion of the Debenture Offering that simultaneous with the closing of the Purchase Agreement (i)(A) the Company shall have remitted to Watson the sum of approximately $4.3 million in addition to certain Company assets in consideration for Watson's forgiveness of approximately $16.4 million of indebtedness under the Watson Notes, and (B) the Watson Notes be amended to extend the maturity date of the Watson Notes from March 31, 2006 to June 30, 2007, to provide for satisfaction of future interest payments under the Watson Notes in the form of the Company's Common Stock, and to provide forbearance from the exercise of rights and remedies upon the occurrence of certain Events of Default under the Watson Notes (the Watson Notes as so amended, the "Amended and Restated Watson Note"), and (ii) each of the Lead Investors and certain other investors in the Debentures (collectively, the "Watson Note Purchasers") shall have purchased from Watson the Amended and Restated Watson Note in consideration for a $1 million payment to Watson.

      Simultaneous with the closing of the Purchase Agreement, each of the Company, Watson and Watson Notes Purchasers executed an Umbrella Agreement dated February 6, 2004 (the "Umbrella Agreement"). The Umbrella Agreement provides for
(i) the Company's payment to Watson of approximately $4.3 million in consideration of the amendments to the Watson Notes described above, resulting in the Amended and Restated Watson Note, and (ii) Watson's sale and conveyance of the Amended and Restated Watson Note to the Watson Note Purchasers for cash consideration of $1 million.

Simultaneous with the approximate $4.3 million payment by the Company to Watson, the Company conveyed to Watson approximately $165,000 in finished dosage product free of charge as well as the Company's Abbreviated New Drug Application ("ANDA") for its acetaminophen, butalbital and caffeine finished dosage product, the ANDA for its doxycycline hyclate finished dosage product, and the Drug Master File and certain related assets for the Company's doxycycline monohydrate active pharmaceutical ingredient ("API") and doxycycline hyclate API, including an option for Watson to acquire, without additional cost or expense, the Company's equipment dedicated to the production of doxycycline API (collectively, the "Transferred Assets"). The Company's also granted Watson an option to obtain a preferred source of supply of the Company's hydrocodone API (the "Hydrocodone Option"). In addition to the Watson's forgiveness of approximately $16.4 million under the Watson Notes, as additional consideration for the Company's payment to Watson of approximately $4.3 million, the conveyance of the Transferred Assets and the grant of the Hydrocodone Option, all current supply agreements between the Company and Watson were cancelled and Watson waived the dilution protections contained in the common stock purchase warrant dated December 20, 2002 exercisable for 10,700,665 shares of Common Stock issued by the Company to Watson, to the extent such dilution protections were triggered by the transactions contemplated in the Purchase Agreement and the Conversion Agreement.

      The Amended and Restated Watson Note in the principal amount of $5 million as purchased by the Watson Note Purchasers is secured by a first lien on all Company's and its subsidiaries' assets, senior to the lien securing the Debentures and all other Company indebtedness, carries a floating rate of interest equal to the prime rate plus 4.5% and matures on June 30, 2007.

Item 7. Financial Statements and Exhibits.

(b)      Exhibits


Exhibit
Number          Description
------          -----------
4.1             Form of Convertible Senior Secured Debenture

10.1 Debenture and Share Purchase Agreement by and among Halsey Drug Co., Inc., Care Capital Investments, II, LP, Essex Woodlands Health Ventures V, L.P., Galen Partners III, L.P. and the other purchasers listed on the signature page thereto.

10.2 Debenture Conversion Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.3            Amended and Restated Certificate of Incorporation of Halsey Drug
                Co., Inc.

10.4 Investor Rights Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.5 Amended and Restated Voting Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.6 Amended and Restated Registration Rights Agreement by and among Halsey Drug Co., Inc., Watson Pharmaceuticals, Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.7 Amended and Restated Subordination Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.8            Company General Security Agreement.

10.9            Form of Unconditional Agreement of Guaranty.

10.10           Form of Guarantor Security Agreement.

10.11 Stock Pledge Agreement by and between Halsey Drug Co., Inc. and Galen Partners, as agent.

10.12 Umbrella Agreement by and among Halsey Drug Co., Inc., Watson Pharmaceuticals, Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.13 Third Amendment to Loan Agreement by and among Halsey Drug Co., Inc. and Watson Pharmaceuticals.

10.14 Amended and Restated Promissory Note in the principal amount of $5,000,000 issued by Halsey Drug Co., Inc. in favor of Watson Pharmaceuticals.

10.15 Hydrocodone API Supply Option Agreement between Halsey Drug Co, Inc. and Watson Pharmaceuticals.

10.16 Noteholders Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

99.1            Press  Release of Halsey  Drug Co., Inc. dated February 6, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HALSEY DRUG CO., INC.


                                          By: /s/ Andrew D. Reddick
                                            ------------------------------------
                                            Andrew D. Reddick
                                            President & Chief Executive Officer

Date: February 10, 2004

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number          Description
------          -----------
4.1             Form of Convertible Senior Secured Debenture

10.1 Debenture and Share Purchase Agreement by and among Halsey Drug Co., Inc., Care Capital Investments, II, LP, Essex Woodlands Health Ventures V, L.P., Galen Partners III, L.P. and the other purchasers listed on the signature page thereto.

10.2 Debenture Conversion Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.3            Amended and Restated Certificate of Incorporation of Halsey Drug
                Co., Inc.

10.4 Investor Rights Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.5 Amended and Restated Voting Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.6 Amended and Restated Registration Rights Agreement by and among Halsey Drug Co., Inc., Watson Pharmaceuticals, Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.7 Amended and Restated Subordination Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.8            Company General Security Agreement.

10.9            Form of Unconditional Agreement of Guaranty.

10.10           Form of Guarantor Security Agreement.

10.11 Stock Pledge Agreement by and between Halsey Drug Co., Inc. and Galen Partners, as agent.

10.12 Umbrella Agreement by and among Halsey Drug Co., Inc., Watson Pharmaceuticals, Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

10.13 Third Amendment to Loan Agreement by and among Halsey Drug Co., Inc. and Watson Pharmaceuticals.

10.14 Amended and Restated Promissory Note in the principal amount of $5,000,000 issued by Halsey Drug Co., Inc. in favor of Watson Pharmaceuticals.

10.15 Hydrocodone API Supply Option Agreement between Halsey Drug Co, Inc. and Watson Pharmaceuticals.

10.16 Noteholders Agreement by and among Halsey Drug Co., Inc., Care Capital, Essex Woodlands, Galen Partners and the other signatories thereto.

99.1            Press  Release of Halsey  Drug Co., Inc. dated February 6, 2004.